EXECUTION COPY

Exhibit 10.1

AMENDMENT NO. 2 TO FINANCING AGREEMENT

This Amendment No. 2 to the Financing Agreement (this “Amendment”), dated as of December 8, 2006 is made by and between Aquila, Inc., a Delaware corporation (the “Company”) and Union Bank of California, N.A. (“Union Bank”) acting in its capacity as agent for the Lenders (in such capacity, the “Agent”) and in its capacity as Lender, Allied Irish Banks, p.l.c. ("AIB"), Commerzbank AG, New York and Grand Cayman Branches ("Commerzbank"), UBS Loan Finance LLC ("UBS") and LaSalle Business Credit, LLC ("LaSalle").

WITNESSETH:

WHEREAS, the Company, Union Bank (in its capacities as Agent and Lender), AIB, Commerzbank, UBS and LaSalle are parties to the Financing Agreement dated as of April 22, 2005, as amended by Amendment No.1, dated as of May 11, 2005 (the “Financing Agreement”);

WHEREAS, the parties to this Amendment desire to amend the Financing Agreement to include receivables arising from the Domestic Utility Business of the Company in the State of Iowa;

WHEREAS, Section 12.2 of the Financing Agreement provides that the Financing Agreement can be changed only by a writing signed by the Company, the Agent and the Required Lenders (or by the Agent at the written request of the Required Lenders), unless the consent of all the Lenders is required pursuant to Section 14.10 of the Financing Agreement;

NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agree as follows:

1.Definitions. For all purposes of this Amendment, capitalized terms used herein (including the preamble and the recitals hereof) but not otherwise defined herein shall have the meanings set forth in the Financing Agreement, as amended by this Amendment.

2.     Amendments to the Financing Agreement. (a) The definition of "Contract" under Section 1 of the Financing Agreement is hereby amended and restated in its entirety as follows:

"Contract means the invoices, sales or supply agreements, tariffs, rate schedules, or other writings that generate or otherwise evidence Receivables arising from

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the sale of electric energy or natural gas by the Company's regulated distribution and retail operations in, or Merchandise Receivables arising with respect to the Company's operations in, the States of Colorado, Iowa, Kansas, Missouri and Nebraska."

(b) The definition of "Excluded Receivable" under Section 1 of the Financing Agreement is hereby amended and restated in its entirety as follows:

"Excluded Receivable means the obligation of an Obligor that would otherwise constitute a Receivable as defined herein, but that (i) is being serviced by the Company for the benefit of Cornerstone Energy, Inc. pursuant to the Billings and Other Services Agreement made as of September 30, 2002, between the Company and Cornerstone Energy, Inc., or is identified in the books and records of the Company as a receivable owing to the Company by Cornerstone Energy, Inc.; (ii) is a Receivable of a category or class which the Company has designated or identified, in writing (and in a manner reasonably acceptable to the Agent) as a category or class that, as of the next reporting period following delivery of a Monthly Report hereunder, is prospectively to be classified as an Excluded Receivable hereunder (it being understood that following such designation only newly originated Receivables, and not existing outstanding Receivables, within such category or class will thereby become Excluded Receivables); provided that the Agent shall have consented to such designation or identification of such category or class (such consent not to be unreasonably withheld); or (iii) is as of the Closing Date a Defaulted Receivable."

(c) The form of Monthly Report attached as Exhibit B to the Financing Agreement shall be replaced by the Exhibit B attached to this Amendment.

3.     Limitation. Except as expressly stated herein, all of the terms, covenants and provisions of the Financing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment is only effective in the specific instance and for the specific purpose for which it is given and shall not be effective for any other purpose, and shall not be deemed to be a waiver of, amendment of, or consent to or modifications of any other term or provision of the Financing Agreement.

4.     Financing Agreement References. From and after the effectiveness of this Amendment (as set forth in Section 7 hereof), each reference in the Financing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Financing Agreement by the words “thereunder”, “thereof” or words of like import in any Loan Document or other document executed in connection with the Financing Agreement, shall mean and be a reference to the Financing Agreement, as amended or otherwise modified by this Amendment.

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5.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and all future parties to the Financing Agreement.

6.     Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. A facsimile signature on a counterpart of this Amendment shall be binding to the same extent as an original signature by the signatory.

7.     Effectiveness. This Amendment shall be effective upon the satisfaction or waiver in writing by the Agent of the following conditions:

(i) a duly executed copy of this Amendment from Union Bank, as Agent and Lender, the Company, AIB, Commerzbank, UBS and LaSalle;

(ii) good standing certificates for the Company issued by the Secretaries of State of the States of Iowa and Delaware;

(iii) UCC and federal tax and judgment liens search results from the Secretary of State of the State of Delaware, the Missouri Secretary of State, and the County Recorder's office of Jackson County, Missouri, each dated as of a date reasonably close to the date hereof indicating that all or any portion of the Collateral (as amended by this Amendment) is not covered by any effective financing statement or federal tax lien or judgment lien;

(iv) a certificate of the Company certifying (i) that the representations and warranties made, or deemed to be made, by the Company in connection with the Financing Agreement are true and correct in all material respects, and (ii) as to the absence of any Event of Default or event that would constitute an Event of Default but for the requirement that notice be given or time elapse;

(v) file stamped copies of (i) a proper amended UCC financing statement shall have been filed with the Secretary of State of the State of Delaware naming the Company as debtor and the Agent as secured party of record and covering the Collateral and (ii) a proper amended UCC financing statement shall have been filed with the Illinois Secretary of State, New York Secretary of State and Missouri Secretary of State naming the Company as debtor and the Agent as secured party of record and covering the applicable Blocked Account;

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(vi) the Agent shall have received, on behalf of itself and the Lender, any agreed upon fees, costs or expenses in connection with the Amendment (including the reasonable fees and expenses of external counsel to the Agent);

(vii) a favorable opinion of Morris, Nichols, Arsht & Tunnell LLP, special counsel to the Company, in form and substance reasonably satisfactory to the Agent, as to such matters as the Agent may reasonably request; and

(viii) a favorable opinion of regulatory counsel to the Company in the State of Iowa in form and substance reasonably satisfactory to the Agent, as to such matters as the Agent may reasonably request.

8.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their duly authorized representatives as of the date first above written.

AQUILA, INC.

By:/s/ Michael E. Cole

Name: Michael E. Cole

Title: Vice President Finance and Treasurer

UNION BANK OF CALIFORNIA, N.A.

(as Agent and Lender)
By:/s/ Susan K. Johnson

Name: Susan K. Johnson

Title: Vice President

ALLIED IRISH BANKS, P.L.C.

(as Lender)

By:/s/Robert F. Moyle	/s/ Aidan Lanigan
Name Robert F. Moyle	Aidan Lanigan
Title Senior Vice President	Vice President

LASALLE BUSINESS CREDIT, LLC

(as Lender)

By:/s/ Mitchell J. Tarvid

Name Mitchell J. Tarvid

Title First Vice President

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UBS LOAN FINANCE LLC

(as Lender)

By:/s/ Richard L. Tavrow

Name Richard L. Tavrow

Title Director Banking Products Services, US

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

(as Lender)

By:/s/ Andrew Kjoller

Name Andrew Kjoller

Title Vice President

By:

Name

Title

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Exhibit B

Form of Monthly Report

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